Exhibit 32.2
MAVERICK TUBE CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Maverick Tube Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joyce M. Schuldt, Senior Vice President – Finance, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joyce M. Schuldt
Joyce M. Schuldt
Senior Vice President – Finance, Chief Financial Officer and Secretary
(Principal Financial Officer)

August 9, 2006
This certification is made solely for purposes of 18 U.S.C. Section 1350 and not for any other purpose.